                                                                   EXHIBIT 10.35

COLUMBIA SQUARE                                                               01

OFFICE LEASE

DATED:    January 29, 1999

BETWEEN:  COLUMBIA SQUARE, L.L.C., an Oregon Limited                LANDLORD;
          Liability Company

AND:     HARDEN AND COMPANY INSURANCE SERVICES, INC., a California    TENANT.
         corporation DBA PACIFIC HERITAGE ADMINISTRATORS

  Tenant wishes to lease from Landlord the following described property, hereafter referred to as "the Premises":

Suite 600, an area of approximately 17,987 rentable square feet on the sixth floor, as outlined on the attached Exhibit A. A 13% load factor is used on Columbia Square.

located in the Columbia Square Office Building, Portland, Oregon, hereafter referred to as "the Building.'"

  NOW, THEREFORE, Landlord and Tenant agree that the terms of this lease are as follows:

1. TERM.
--------
   The lease shall be for a term of 36 calendar months plus the partial
                                    --
month, if any, in which the lease commences. The term shall commence on 1/1/00
                                                                        ------
and continue through 12/31/02.
                     --------

2. DELIVERY OF POSSESSION.
--------------------------
   Delivery of possession shall occur when Tenant actually occupies the Premises or when the Premises are available for occupancy by Tenant with all work to be performed by Landlord substantially completed. Landlord shall have no liability for delays in delivery of possession caused by labor disputes, shortages of materials, acts of God, or other cause beyond Landlord's reasonable control.

COLUMBIA SQUARE                                                               02

3. RENT.
--------
  3.1 Tenant shall pay as base rent for the Premises the sum of $ see Section 33
                                                                 ---------------
___________________________ (U.S.) per month on the first day of each month. Rent for any partial month during the lease term shall be prorated to reflect the number of days during the lease that Tenant occupied the Premises.

  3.2 in addition to base rental Tenant shall pay as additional rent escalation payments computed according to Section 20 hereof.

  3.3 Upon execution of this lease Tenant has paid the base rent for the first full month of the lease term and in addition has paid the sum of $-0- as a
                                                                   ---
security deposit. The deposit shall be held by Landlord to secure all payments and performances due from Tenant under this lease. Landlord may commingle the deposit with its funds and shall owe no interest on the deposit. Landlord may apply the deposit to the cost of performing any obligation which Tenant fails to perform within the time required by this lease, but such application by Landlord shall not be the exclusive remedy for Tenant's default. If the deposit is applied by Landlord, Tenant shall on demand pay the sum necessary to replenish the deposit to its original amount. To the extent not applied by Landlord, the deposit shall be refunded to Tenant within 30 days after expiration of the lease term, or at Landlord's option, applied against the base rent for the last month of the term.

4. USE OF THE PREMISES.
-----------------------
  4.1 Tenant shall use the Premises as business offices for the following business and for no other purpose:

                         - General Business Offices -

  4.2 In connection with its use, Tenant shall comply with all applicable laws, ordinances, and regulations of any public authority and shall not annoy, obstruct, or interfere with the rights of other tenants of the Building. Tenant shall create no nuisance nor allow any objectionable liquid or noise to be emitted from the Premises. Tenant shall store no materials nor conduct any activities that will increase Landlord's fire insurance rates for the Premises.

  4.3 Tenant shall install in the Premises only such machinery as is customary for general office use and shall not overload the floors or electrical circuits of the Premises. Landlord shall have the right to approve in advance the installation of any power-driven machinery such as electronic data processing equipment or other machinery not customary for normal office use. Landlord may select a qualified electrician whose opinion will control regarding electrical circuits and a qualified engineer or architect whose opinion will control regarding floor loads. If machinery installed by Tenant generates heat, any additional air conditioning desired by Tenant shall be at Tenant's expense.

COLUMBIA SQUARE                                                               03

   4.4 No signs, awnings, antennas, or other apparatus shall be painted on or attached to the Building or on any glass or woodwork of the Premises without Landlord's written approval as to design, size, location, and color. All signs installed by Tenant shall be removed upon termination of this lease with the sign location restored to its former state.

5. UTILITIES AND SERVICES.
--------------------------
   5.1 Landlord will, at its expense, furnish Tenant with the following services and utilities of quality and quantity customary in first-class office buildings in the City of Portland:

   (a) Elevator service during normal business hours of the Building and the service of at least one elevator during all other hours.

   (b) Heating and air-conditioning to maintain a temperature condition which in Landlord's judgment provides for comfortable occupancy of the Premises under normal business operations daily, except for Saturdays, Sundays and holidays, provided Tenant complies with Landlord's instructions regarding use of drapes and thermostats and Tenant does not utilize heat generating machines or equipment which affect the temperature otherwise maintained by the air-conditioning system. If requested by Tenant, Landlord will furnish heat, ventilation or air-conditioning during other than normal business hours of the Building during the week, Saturdays, Sundays and holidays. The cost of such service shall be borne by Tenant at rates established by Landlord, which rates will be known at the time of Tenant's request.

   (c) Water for drinking, lavatory and toilet purposes.

   (d) Electrical current for lighting and operation of low power usage office machines.

   (e) Janitorial service and window washing. This service includes vacuum cleaning of carpets but no other services with respect to carpets or other floor coverings which are not standard for the building.

   5.2 Tenant shall comply with all government laws or regulations regarding the use or reduction of use of utilities on the Premises. If Tenant's future use of Premises results in a material increase in the amount of electricity required over the amount required at the commencement of the lease term, or beyond the required for typical office use from 7 a.m. through 6 p.m. five days per week, then Tenant shall pay a reasonable charge for such increase in electricity requirements when requested to do so by Landlord.

   5.3 Landlord does not warrant that any of the services and utilities referred to above will be free from interruption. Interruption of services and utilities shall not be deemed an eviction or disturbance of Tenant's use and possession of the Premises or render Landlord liable to Tenant for damages, or relieve Tenant from performance of Tenant's obligations under this lease, but Landlord shall take all reasonable steps to correct any interruptions in service.

COLUMBIA SQUARE                                                               04

6. MAINTENANCE BY LANDLORD.
---------------------------
   6.1 Landlord shall repair and maintain the Building structure, foundation, roof, gutters, exterior walls, halls, stairways and entryway, elevators and common passageways in sound, clean, and serviceable condition. Landlord shall also repair and maintain the draperies, windows, floors, ceilings, walls, plumbing, plumbing fixtures, light fixtures and electrical distribution system in good condition and repair except that such services will not be provided for any of the foregoing items which are nonstandard for the Building. Landlord shall replace light bulbs and fluorescent tubes in light fixtures which are standard for the Building. Repair of damage caused by Tenant's negligent or intentional acts or acts in breach of this lease shall be at Tenant's expense.

   6.2 Landlord shall have the right to erect scaffolding and other apparatus necessary for the purpose of making required repairs. Landlord shall have no liability for failure to perform required maintenance and repair unless notice of the needed maintenance or repair is given by Tenant and Landlord fails to remedy the problem within a reasonable time. Landlord shall have no liability for interference with Tenant's use by needed repairs and installations provided these are performed in a manner so as to cause a reasonable minimum of interference to Tenant.

7. MAINTENANCE AND ALTERATIONS BY TENANT.
-----------------------------------------
   7.1 Tenant shall maintain the interior of the Premises in neat, clean, and good condition at all times and shall repair all damage to the Premises caused by Tenant's use, but Tenant shall not be required to repair normal wear resulting from the ordinary use for which the Premises were leased.

   7.2 Tenant shall not make any alterations, additions, or improvements to the Premises, change the color of the interior, or install any wall or floor covering without Landlord's written consent. Any such additions, alterations, or improvements, except for unattached movable trade fixtures, shall at once become part of the realty and belong to Landlord unless the terms of the applicable consent provide otherwise. Landlord shall not unreasonably withhold consent under the paragraph provided any proposed alterations are consistent with the overall quality of the improvements in the premises.

8. TENANTS INDEMNIFICATION; LIABILITY INSURANCE.
------------------------------------------------
   8.1 Tenant shall not allow any liens to attach to the Premises as a result of its activities. Tenant shall indemnify and defend Landlord from any claim, liability, damage, or loss arising out of any activity on the Premises by Tenant, its agents, or invitees or resulting from Tenant's failure to comply with any term of this lease.

   8.2 Tenant shall carry public liability and property damage insurance with limits of not less than $1,000,000 per occurrence. Such insurance shall be in a form satisfactory to Landlord and shall be evidenced by a certificate delivered to Landlord stating that the coverage will not be canceled or materially altered without 10 days' advance

COLUMBIA SQUARE                                                               05

written notice to Landlord. Landlord shall be named as an additional insured on such policy.

9. CASUALTY DAMAGE; SUBROGATION WAIVER.
---------------------------------------
   9.1 If fire or other casualty causes damage to the Building in an amount exceeding 30 percent of the full construction-replacement cost of the Building (exclusive of foundations), Landlord may elect to terminate this lease by notice in writing to Tenant within 30 days after such date. In the event of said termination, Tenant shall receive its proportionate share of the replacement cost award for the applicable Tenant Improvements. Otherwise, Landlord shall promptly restore the Premises to their former condition as soon as practicable. Rent shall be reduced during the period and to the extent the Premises are not reasonably usable for the use permitted by this lease because of the casualty damage and required repairs.

   9.2 Landlord shall be responsible for insuring the Building and Tenant for insuring its personal property and trade fixtures located on the Premises. Neither party shall be liable to the other for any loss or damage caused by water damage, sprinkler leakage, or any of the risks covered by a standard fire insurance policy with an extended coverage endorsement, and there shall be no subrogated claim by one party's insurance carrier against the other party arising out of any such loss.

10. CONDEMNATION.
-----------------
   If a condemning authority takes the entire Building or a substantial portion of the Premises sufficient to render the Premises unsuitable for Tenant's use, then either party may elect to terminate this lease effective on the date that possession is taken by the condemning authority. Otherwise, Landlord shall proceed as soon as practicable following the taking to restore the remainder of the Building. Rent shall be reduced during the period of restoration to the extent the Premises are not reasonably usable by Tenant. Rent shall be reduced for the remainder of the term in an amount proportionate to the reduction in area of the Premises caused by the taking. All condemnation proceeds shall belong to Landlord, except for any sums specifically awarded to Tenant for relocation expenses.

11. ASSIGNMENT AND SUBLETTING.
------------------------------
   11.1 Tenant shall not assign its interest under this lease or sublet the Premises without first obtaining Landlord's consent in writing. No consent in one instance shall prevent this provision from applying to each subsequent instance. This provision shall apply to all transfers by operation of law including but not limited to mergers and changes in control of Tenant. No assignment shall relieve Tenant of its obligation to pay rent or perform other obligations required by this lease.

   11.2 Subject to the above limitations on transfer of Tenant's interest, this lease shall bind and inure to the benefit of the parties, their respective heirs, successors, and assigns.

COLUMBIA SQUARE                                                               06

12. DEFAULT.
------------
   12.1 Any of the following shall constitute a default by Tenant under this lease:

   (a) Tenant's failure to pay rent or any other charge under this lease within ten (10) days following written notice that it is due, or failure to comply with any other term or condition within 20 days following written notice from Landlord specifying the noncompliance. If such noncompliance cannot be cured within 20-day period, this provision shall be satisfied if Tenant commences correction within such period and thereafter proceeds in good faith and with reasonable diligence to effect compliance as soon as possible. Time is of the essence of this lease.

   (b) Tenant's insolvency or business failure; assignment for the benefit of its creditors; Tenant's commencement of proceedings under any provision of any bankruptcy or insolvency law or failure to obtain dismissal of any petition filed against it under such laws within the time required to answer; or the appointment of a receiver for Tenant's properties.

   12.2 Landlord's failure to give notice as to any failure of compliance by Tenant shall not be a continuing waiver by Landlord as to the default.

13. REMEDIES FOR DEFAULT.
    ---------------------
   In case of default as described in paragraph 12.1 Landlord shall have the right to the following remedies which are intended to be cumulative and in addition to any other remedies provided under applicable law:

   13.1 Landlord may terminate the lease and retake possession of the Premises. Following such retaking of possession efforts by Landlord to relet the Premises shall be sufficient if Landlord follows its usual procedures for finding tenants for the space. If Landlord has other vacant space in the Building, prospective tenants may be placed in such other space without prejudice to Landlord's claim to damages or loss of rentals from Tenant.

   13.2 Landlord may recover all damages caused by Tenant's default which shall include an amount equal to rentals lost because of the default and the unamortized cost of any tenant improvement installed by the Landlord to meet Tenant's special requirements. Landlord may sue periodically to recover damages as they occur throughout the lease term, and no action for accrued damages shall bar a later action for damages subsequently accruing. Landlord may elect in any one action to recover accrued damages plus damages attributable to the remaining term of the lease equal to the difference between the rent under this lease and the reasonable rental value of the Premises for the remainder of the term, discounted to the time of judgment at the rate of 6 percent per annum.

   13.3 Landlord may make any payment or perform any obligation which Tenant has failed to perform, in which case Landlord shall be entitled to recover from Tenant upon

COLUMBIA SQUARE                                                               07

demand all amounts so expended, plus interest from the date of the expenditure at the rate of 10 percent per annum. Any such payment or performance by Landlord shall not waive Tenant's default.

14. SURRENDER ON TERMINATION.
-----------------------------
    14.1 On expiration or early termination of this lease Tenant shall deliver all keys to Landlord and surrender the Premises broom clean and in the same condition as at the commencement of the term subject only to depreciation and wear from ordinary use. Tenant shall remove all of its furnishings and trade fixtures that remain its property and restore all damage resulting from such removal. Failure to remove shall be an abandonment of the property, and Landlord may dispose of it in any manner without liability. Landlord shall not be unreasonable in determining the extent of said damage.

    14.2 If Tenant fails to vacate the Premises when required, including failure to remove all its personal property, Landlord may elect either: (i) to treat Tenant as a Tenant from month to month, subject to all provisions of this lease except the provision for term and at the market rate then in effect for comparable office space in downtown Portland; or (ii) to eject Tenant from the Premises and recover damages caused by wrongful holdover.

15. REGULATIONS.
----------------
    Landlord shall have the right to make and enforce regulations consistent with this lease for the purpose of promoting safety, order, cleanliness, and good service to all tenants of the Building. Copies of all such regulations shall be furnished to Tenant and shall be complied with as if part of this lease, and shall be uniformly applied by Landlord.

16. ACCESS.
-----------
    16.1 During times other than usual business hours Tenant's officers and employees or those having business with Tenant may be required to identify themselves or show passes in order to gain access to the Building. Landlord shall have no liability for refusing to permit access by anyone.

    16.2 Landlord shall have the right to enter upon the Premises at any time by passkey or otherwise to determine Tenant's compliance with this lease, to perform necessary maintenance and repairs to the Building or the Premises, or to show the Premises to any prospective tenant or purchasers. Such entry shall be at such times and in such manner as not to interfere with the reasonable business use of the Premises by Tenant.

    16.3 Tenant shall move bulky articles in and out of the Building only at times approved by Landlord following at least 24 hours' written notice to Landlord of the intended move. Landlord will not unreasonably withhold its consent under this paragraph.

COLUMBIA SQUARE                                                               08

17. NOTICES.
------------
    Notices between the parties relating to this lease shall be in writing, effective when delivered, or if mailed, effective on the second day following mailing, postage prepaid, to the address for the party stated in this lease or to such other address as either party may specify by notice to the other. Rent shall be payable to Landlord at the same address and in the same manner, but shall be considered paid only when received.

18. MORTGAGE OR SALE BY LANDLORD; ESTOPPEL CERTIFICATES.
--------------------------------------------------------
    18.1 This lease is and shall be prior to any mortgage or deed of trust ("Encumbrance") recorded after the date of this lease and affecting the Building and the land upon which the Building is located. However, if any lender holding an Encumbrance secured by the Building and the land underlying the Building requires that this lease be subordinate to the Encumbrance, then Tenant agrees that the lease shall be subordinate to the Encumbrance if the holder thereof agrees in writing with Tenant that so long as Tenant performs its obligations under this lease no foreclosure, deed given in lieu of the foreclosure, or sale pursuant to the terms of the Encumbrance, or other steps or procedures taken under the Encumbrance shall affect Tenant's rights under this lease. If the foregoing condition is met, Tenant shall execute the written agreement and any other documents required by the holder of the Encumbrance to accomplish the purposes of this paragraph.

    18.2 If the Building is sold as a result of foreclosure of any Encumbrance thereon or otherwise transferred by Landlord or any successor, Tenant shall attorn to the purchaser or transferee.

    18.3 Either party will within 20 days after notice from the other execute and deliver to the other party a certificate stating whether or not this lease has been modified and is in full force and effect and specifying any modifications or alleged breaches by the other party. The certificate shall also state the amount of monthly base rent, the dates to which rent has been paid in advance, and the amount of any security deposit or prepaid rent.

19. PREPARATION FOR OCCUPANCY.
    --------------------------
    Any work to be performed by landlord prior to Tenant's occupancy shall be set forth in a separate workletter signed by Landlord and Tenant, a copy of which shall be attached to this lease.

COLUMBIA SQUARE                                                               09

20. ANNUAL RENT ESCALATION.
---------------------------
    20.1 As used in this Section 20, the following terms are defined as follows:

    (a)  "Base Year" shall mean the calendar year 2000.

    (b) "Tenant's Proportionate Share" shall mean a fraction, the numerator of which is the number of square feet of rentable office space covered by this lease and the denominator of which is the total number of rentable square feet of office space in the Building, whether or not such space is actually rented, and shall be 7%.

    (c) "Operating Expenses" means all direct costs of operation and maintenance of the Building as determined by standard accounting practices, which may be reviewed by Tenant from time to time at Tenant's expense, and shall include but shall not be limited to the following costs: real property taxes and assessments or any fees or charges wholly or partially in substitution therefore; rent taxes, gross receipt taxes, business license taxes, fees for permits relating to the Building or any other fee or charge imposed on Landlord as a direct consequence of owning or leasing the Building; water and sewer charges, insurance premiums, utilities, janitorial services, labor of Building attendants, Building management fees, maintenance of elevators and mechanical systems, supplies, materials, equipment, and tools used in Building maintenance; upkeep of any landscaping and common areas; and the annual amortized cost (amortized over such a period as Landlord may select but not shorter than the period allowed under the Internal Revenue Code and at a current market interest rate) of capital improvements to the Building for any capital improvements required by any governmental authority or those which have a reasonable probability of improving the operating efficiency of the Building; the annual amortized capital improvement cost. **see below

    20.2 If the Operating Expenses for any calendar year after the Base Year exceed those paid or incurred for the Base Year, then Tenant shall pay its Proportionate Share of the increase, prorated with respect to years in which this lease is in effect for less than the entire calendar year. Commencing January 1 of the first year following the Base Year and for each year thereafter, Landlord shall estimate in a reasonable manner the amount by which Operating Expenses are anticipated to increase for that year over the Base Year. Landlord shall compute Tenant's Proportionate Share of such estimated increase, and one-twelfth of Tenant's Proportionate Share shall be paid by Tenant as additional rent in connection with each monthly rent payment. At the conclusion of each calendar year after the Base Year Landlord shall compute the actual Operating Expense increases. If the estimated payments collected from Tenant are insufficient to cover Tenant's Proportionate Share of the actual Operating expense increases, Tenant shall within 20 days after receipt of a billing from Landlord pay the difference. If Landlord's estimates exceeded the amount of actual Operating Expense increases, Landlord shall at its option either refund the excess to Tenant or apply the excess towards reducing Tenant's Proportionate Share of Operating Expense increases for the next calendar year in which the lease is in effect.

    20.3 Landlord shall attempt to complete its computation of actual Operating Expense increases by March of the year following the year for which the computation

  **If any portion of the Building is occupied by a tax-exempt tenant so that the Building has a partial tax exemption under ORS 307.112 or a similar statute, then real property taxes shall mean taxes computed as if such partial exemption did not

COLUMBIA SQUARE                                                              010

is to be made. Tenant shall pay any additional amounts or be entitled to refund of any excess payments even if the lease term has expired and Tenant has vacated the Premises at the time that Landlord's computation of actual Operating Expenses is made.

    20.4 If this lease commences in a year which does not qualify as a Base Year as defined in paragraph 20.1 above, then on each January 1 until establishment of a Base Year and commencement of collection of estimated Operating Expense increases under paragraph 20.2 above, the base rent shall be increased by an amount equal to 5 percent of the original base rent. Such increases shall be cumulative until a Base Year has been established and Landlord is authorized under paragraph 20.2 to commence collection of estimated Operating Expense increases. Following establishment of a Base Year, the base rent shall thereafter be the original base rent plus all increases computed according to this paragraph.

    20.5 If on January 1 of any calendar year this lease has not been in effect for 12 months, then the escalation amounts which would otherwise be payable by Tenant commencing on such January 1 shall be prorated by reducing the escalation amount in proportion to the part of the year that this lease was not in effect.

21. ATTORNEYS' FEES.
--------------------
    In any litigation arising out of this lease, the prevailing party shall be entitled to recover attorneys' fees of trial and on any appeal. Any such litigation shall be tried to a judge without a jury.

22. INTEREST AND LATE CHARGES.
------------------------------
    Rent not paid when due shall bear interest at the rate of 10 percent per annum until paid. Landlord may at its option impose a late charge of $.05 for each $1 of rent for rent payments made more than 10 days late in addition to interest and other remedies available for default.

23. NON-SMOKING BUILDING.
-------------------------
      Columbia Square is a non-smoking building. Tenant, its agents, employees and invitees are prohibited from smoking within the Building or the Premises. Tenant shall at all times keep and maintain its Premises as a "nonsmoking" area and shall require its employees, agents, and invitees to do the same. Landlord shall have the right, in its sole discretion, to terminate the Lease at any time after Tenant's third failure to observe the no smoking rules. Whether or not Landlord exercises such option, Tenant shall be solely liable for all costs and expenses associated with cleaning or maintenance required because of smoke damage of any kind.

24. CONSENT
-----------
      Whenever Landlord's consent or approval is required under any clauses of this Lease, Landlord shall have the right to grant or withhold its consent or approval in its sole discretion and shall not be held to any standard of reasonableness.

25. ADDITIONAL TERMS.
---------------------
     This Lease incorporates the provisions of the following additional
documents which are attached hereto:   Building Rules and Regulations
                                       Rider to Lease

COLUMBIA SQUARE                                                              011

  IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this lease as of the day and year first written above.

LANDLORD: COLUMBIA SQUARE, L.L.C, an Oregon     By /s/ [SIGNATURE ILLEGIBLE]
                                                  ------------------------------
Limited Liability Company
Address for notices: 111 SW Columbia,           Name:   Melvin Mark, Jr.
                     ---------------                 ---------------------------
Suite 1380, Portland OR 97201                   Title:  Managing Member
------------------------------------                  --------------------------


   HARDEN AND COMPANY INSURANCE SERVICES, INC. a California corporation
TENANT: dba PACIFIC HERITAGE ADMINISTRATORS     By /s/ [SIGNATURE ILLEGIBLE]
                                                  ------------------------------
Address for notices: 111 SW Columbia,           By:   James R. Dunathan
                     ---------------               -----------------------------
Suite 600, Portland OR 97201                    By    Chairman
------------------------------------              ------------------------------



                                    Unless a different address is
                                    indicated above, notices to
                                    Tenant should be addressed to
                                    the leased Premises.

STATE OF OREGON
                              SS.
County of

On this ______ day of ______________, 19 ____, personally appeared before me, ___________________________________ who, being sworn stated that he is the
_________________of, ______________________, a _____________corporation, and that this lease was voluntarily signed in behalf of such corporation by authority of its Board of Directors.


                                    _______________________________
                                    Notary Public for
                                    My commission expires:

Rider to Lease between Columbia Square, L.L.C. and Harden and Company Insurance
-------------------------------------------------------------------------------
Services, Inc., a California corporation dba Pacific Heritage Administrators
----------------------------------------------------------------------------

Section 26. PARKING. Tenant shall be entitled to use during the whole of each business day during the lease term a maximum of 18 unassigned parking spaces in the Columbia Square parking garage provided that Tenant shall pay therefore the prevailing monthly parking rate in Columbia Square, which rate shall be uniformly applied to all users. Tenant shall give Landlord sixty days' written notice of intent to add or delete parking spaces within the maximum number of spaces allocated under this lease. However, if at any time Tenant shall reduce the number of spaces rented, the number of spaces given up shall be deducted from the maximum allocation which Tenant shall be permitted under this lease.

Section 27. ASSIGNMENT AND SUBLETTING. Landlord will consent to the assignment or subletting by Tenant to a party which is financially responsible and meets Landlord's criteria for leasing a space in the building. The request for permission to assign or sublet shall be submitted to Landlord in writing, shall give the name and financial information respecting the proposed assignee or subtenant, and shall specify all terms of the proposed assignment or subletting. Thereafter, Landlord shall have seven days in which to give notice to Tenant electing to take the space back from Tenant on the same terms and conditions for the same period as proposed in the request for consent and thereafter return the space to Tenant at Tenant's option. If financial or other information submitted by Tenant in connection with the request under this paragraph, is in the Landlord's reasonable judgment inadequate for Landlord to make judgment about the proposal, Landlord shall promptly advise Tenant of this fact and the seven day period shall run from the date upon which Tenant supplies necessary additional information. If Landlord denies the request for consent to sublease it shall submit a statement in writing as to its reasons for so doing.

Section 28. MAINTENANCE AND REPAIRS. If Landlord enters into any lease which provides for the furnishing of services, maintenance or repair to an extent greater than that specified in this lease Landlord will amend this lease so as to provide comparable service, maintenance or repair to Tenant under this lease. Landlord shall notify Tenant immediately upon entering into such lease, and this lease shall be so amended within 30 days thereafter.

Section 29. OPERATING EXPENSE ADJUSTMENT. In making the annual rental escalation computations called for by Section 20 of this lease, Landlord shall make an adjustment with respect to the base year so that the adjusted operating expenses shall represent a good faith and reasonable estimate of the expenses including real property taxes which would have been incurred in such year had the building been fully assessed as a completed structure and 95% occupied for the entire year. Tenant's share of operating expense increases computed under Section 20 shall be computed using such estimate.


Rider                              Landlord  /s/ SIGNATURE ILLEGIBLE
                                             -------------------------
Page 1 of 3
                                   Tenant    /s/ SIGNATURE ILLEGIBLE
                                             -------------------------

Section 30. MANAGEMENT FEES. If Melvin Mark Properties is the manager of the Building, the management fee used in computing the operating expense escalation under Section 20 of the lease shall be a reasonable management fee commensurate with that paid other building managers for comparable services in the Portland Metropolitan Area at the time.

Section 31. Tenant represents that some of the equipment fixtures and furniture (collectively designated herein as "Trade Equipment"), now or hereafter to be installed by Tenant in and used by Tenant in the Leased Premises, is or will be directly financed by an Institutional Lender (bank, insurance company, pension fund, and the like) or owned by an equipment rental company (hereinafter designated as "Equipment Lessor") and rented to Tenant either directly from the Equipment Lessor or by way of Equipment Sublease or assignment of Equipment Lease from an Equipment Sublessor, and Landlord hereby agrees to recognize the rights therein of any such Institutional Lender or Equipment Lessor or Sublessor (or assignee). Landlord agrees that all such items of financed or leased Trade Equipment installed or to be installed on the real property constituting the Leased Premises shall be and remain personal property and not real property notwithstanding the fact that the same may be nailed or screwed or otherwise attached or affixed to such real property and further agrees to recognize the rights therein of any such Institutional Lender or Equipment Lessor or Sublessor (or assignee). Tenant shall have the right at any time to remove or replace any and all such financed or leased Trade Equipment regardless of whether annexed or attached to the Leased Premises, and to the extent of their respective interests therein, Institutional Lender or Equipment Lessor or Sublessor (or assignee) shall also have such a right, provided, however, that any damage to the Leased Premises caused by such a removal shall be repaired by and at the expense of the Tenant and provided that removal of the same shall not negatively affect Tenant's mode or operation. Landlord expressly waives any claim arising by reason of any Landlord's lien or otherwise with respect to the financed or leased Trade Equipment or to Trade Equipment on which Tenant has granted a security interest to a bona fide Institutional Lender, and agrees that any such Institutional Lender or Equipment Lessor or Sublessor (or assignee) may remove and dispose of the same without reference to and free and clear of any claim or other demand of Landlord. With respect to any Trade Equipment which is not leased, or subject to a security interest, Landlord agrees that Tenant shall have the absolute right to remove or replace the same irrespective of whether annexed or attached to the Leased Premises, provided, however, that any damage to the Premises caused thereby shall be promptly and effectively repaired by and at the expense of Tenant.

Section 32. The term of "taxes" shall not include any late charges, delinquent charges, or interest on late payments. Landlord covenants that Landlord shall pay all sums collected as and for "taxes" to the appropriate taxing authorities.


Rider                              Landlord  /s/ SIGNATURE ILLEGIBLE
                                             -------------------------
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                                   Tenant    /s/ SIGNATURE ILLEGIBLE
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

Section 33.  BASE RENT.  Base rent shall be as follows:

             January 1, 2000 to December 31, 2000 $26,231 per month January 1, 2001 to December 31, 2001 $27,730 per month January 1, 2002 to December 31, 2002 $29,229 per month

Section 34. IMPROVEMENTS. Landlord shall provide an allowance for improvement to the premises in the amount of $8,993.50. All costs in excess of the allowance for improvements and/or alterations shall be Tenant's sole responsibility.


Rider                              Landlord  /s/ SIGNATURE ILLEGIBLE
                                             -------------------------
Page 3 of 3
                                   Tenant    /s/ SIGNATURE ILLEGIBLE
                                             -------------------------

                             RULES AND REGULATIONS

EXHIBIT B.

1. The halls, passages, exits, entrances, elevators and stairways are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its Tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any Tenant normally deals in the ordinary course of such Tenant's business unless such persons are engaged in illegal activities. No Tenant, and no employees or invitees of any Tenant, shall go upon the roof of the Building, except as authorized by Landlord

2. No sign, placard, picture, name, advertisement or notice, visible from the exterior of leased premises shall be inscribed, painted, affixed, installed or otherwise displayed by any Tenant either on its premises or any part of the Building without the prior written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, name, advertisement, or notice without notice to and at the expense of the Tenant.

     All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of the Tenant by a person approved by Landlord.

3. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window or door on any premises without the prior written consent of Landlord. In any event with the prior written consent of Landlord, all such items shall be installed inboard of Landlord's standard window covering and shall in no way be visible from the exterior of the Building. No articles shall be placed or kept on the windowsills so as to be visible from the exterior of the Building. No articles shall be placed against glass partitions or doors which might appear unsightly from outside Tenant's Premises.

4. No Tenant shall employ any person or persons other than the janitor of Landlord for the purpose of cleaning premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord no person or persons other than those approved by landlord shall be permitted to enter the Building for the purpose of cleaning the same. No Tenant shall cause any unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness of the premises. Landlord shall in no way be responsible to any Tenant for any loss of property on the premises, however occurring, or for any damage done to the effects of any Tenant by the janitor or any other employee or any other person.

5. Each Tenant shall see that all doors of its premises are closed and securely locked and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before the Tenant or Its employees leave such premises, and that all utilities shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness the Tenant shall make good all injuries sustained by other Tenants or occupants of the Building or Landlord. Tenants shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.

6. No Tenant shall alter any lock or access device or install a new or additional lock or access device or any bolt on any of its premises without the prior written consent of Landlord. If Landlord shall give its consent, the Tenant shall in each case furnish Landlord with a key for any such lock. in the event of the loss of any keys or access devices furnished by Landlord, Tenant shall pay Landlord therefor.

7. No Tenant shall use any method of heating or air-conditioning other than that supplied by Landlord.

8. No Tenant shall use, keep or permit to be used or kept in its premises any foul or noxious gas or substance or permit or suffer such premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be brought or kept in or about any premises of the Building.


                                      /s/ Landlord [SIGNATURE ILLEGIBLE]

                                      /s/ Tenant [SIGNATURE ILLEGIBLE]

PAGE 1 - Exhibit B

9. No cooking shall be done or permitted by any Tenant on its premises (except that use by the Tenant of Underwriters' Laboratory approved equipment for the preparation of coffee, tea, hot chocolate and similar beverages for Tenants and their employees shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations), nor shall premises be used for lodging. Microwave use is permitted.

10. Except with the prior written consent of Landlord, no Tenant shall sell, or permit the sale, at retail, of newspapers, magazines, periodicals, theatre tickets or any other goods or merchandise in or on any premises, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from any premises for the service or accommodation of occupants of any other portion of the Building, nor shall the premises of any Tenant be used for the storage of merchandise or for manufacturing of any kind, or the business of a public barber shop, beauty shop, beauty parlor, nor shall the premises of any Tenant be used for any improper, immoral or objectionable purpose, or any business or activity other than that specifically provided for in such Tenant's lease.

11. No Tenant shall install any radio or television antenna, loudspeaker or any other device on the exterior walls or the roof of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

12. No Tenant shall lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of its premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule or the removal of any floor covering shall be borne by the Tenant by whom, or by whose contractors, employees or invitees, the damage shall have been cause.

13. a) No furniture, freight, equipment, materials, supplies, packages, merchandise or other property will be received in the Building or carried up or down the elevators except between such hours and in such elevators as shall be designated by Landlord. All move-ins and move-outs shall be done in accordance with the move-in/move-out procedures which may be obtained from the building manager

     b) Landlord shall have the right to prescribe the weight, size and position of all safes, furniture or other heavy equipment brought into the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as determined by Landlord to be necessary to property distribute the weight thereof. Landlord will not be responsible for loss of or damage to any safe, equipment or property from any cause, and all damage done to the Building by moving or maintaining any such safe, equipment or other property shall be repaired at the expense of Tenant.

     c) Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord.

14. No Tenant shall place a load upon any floor of the premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. No Tenant shall mark, or drive nails, screw or drill into, the partitions, woodwork or plaster or in any way deface such premises or any part thereof.

15. Each Tenant shall store all its trash and garbage within the interior of its premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entryways and elevators for such purposes and at such times as Landlord shall designate.


                                       /s/ Landlord [SIGNATURE ILLEGIBLE]

                                       /s/ Tenant [SIGNATURE ILLEGIBLE]

PAGE 2 - Exhibit B

16. Canvassing, soliciting, distribution of handbills or any other written material, and peddling in the Building are prohibited and each Tenant shall cooperate to prevent the same. No Tenant shall make room-to-room solicitation of business from other tenants in the Building.

17. Landlord shall have the right, exercisable without notice and without liability to any Tenant, to change the name and address of the Building.

18. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the rules and regulations of the Building.

19. Without the prior written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

20. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency. Tenant shall not bring any explosives, fireworks or firearms into the building or allow the same to be kept in the Premises, regardless of whether or not any laws are being violated.

21. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

22.  Tenant shall use carpet protector under all desk chairs.

23. This is a "smoke free" Building. Smoking of any kind is NOT allowed in any area of the Building including all lobbies, common areas, restrooms, stairways and all tenant spaces.

24. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all Tenants in the Building.

25. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations herein above stated and any additional rules and regulations which are adopted.

26. Tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guests.

27. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any Lease of Premises in the Building.

                                            /s/ Landlord [SIGNATURE ILLEGIBLE]

                                            /s/ Tenant [SIGNATURE ILLEGIBLE]

PAGE 3 - Exhibit B

EXHIBIT A TO LEASE DATED 1/29/99 BY AND BETWEEN COLUMBIA SQUARE, L.L.C. AN OREGON LIMITED LIABILITY COMPANY, LANDLORD, AND HARDEN AND COMPANY INSURANCE SERVICES, INC.; A CALIFORNIA CORPORATION DBA PACIFIC HERITAGE ADMINISTRATORS

LANDLORD /s/ SIGNATURE ILLEGIBLE            TENANT /s/ SIGNATURE ILLEGIBLE



                                6TH FLOOR PLAN
                           COLUMBIA SQUARE BUILDING
                            [DIAGRAM APPEARS HERE]